Mercury International Fund
                        of Mercury Funds, Inc.

                 Supplement dated March 15, 2001 to the
                  Prospectus dated September 12, 2000


The senior investment professionals who are part of the investment team that manages the Fund have been replaced with the following people:

Jeremy Beckwith, Director, is primarily responsible for the day-to-day management of the Fund. Mr. Beckwith has been employed as an investment professional by the Investment Adviser or its affiliates since 1990.

Chris Turner, Director, has been employed as an investment professional by the Investment Adviser or its affiliates since 1997. Mr. Turner was employed by BZW Securities from 1989 to 1997.

Bruce Currie, Vice President, has been employed as an investment professional by the Investment Adviser or its affiliates since 1996. Mr. Currie worked for Sun Alliance Investment Management from 1994 to 1996.

Code # 19032-0900ALL